Dean Large Cap Value Fund

Dean Small Cap Value Fund

Dean International Fund

Supplement to the Statement of Additional Information

Dated August 1, 2007

Supplement dated September 13, 2007

The information below replaces the information provided under the headings “Management of Other Accounts” and “Portfolio Managers’ Compensation” on pages 16 and 17 of the Statement of Additional Information.

Management of Other Accounts.    Dean’s Portfolio Manager, Mr. Kevin Laub, is solely responsible for managing the day-to-to operations of the Large Cap Value Fund and the Small Cap Value Fund. Newton’s Portfolio Manager, Mr. Paul Butler, is solely responsible for managing the day-to-to operations of the International Fund (each, a “Portfolio Manager”). As of March 31, 2007, each Portfolio Manager also was responsible for managing the following types of accounts other than the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Kevin Laub, CFA	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 846	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: $453.0 million	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0
Paul Butler	Registered Investment Companies: 3 Pooled Investment Vehicles: 8 Other Accounts: 5	Registered Investment Companies: $133.1 million Pooled Investment Vehicles: $3,185 million Other Accounts: $2,150 million	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 3	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: $796.2 million

Portfolio Managers’ Compensation.     Kevin Laub receives an industry competitive base salary from Dean Investment Associates. In addition, he is eligible for bonus salary based on the overall operations of Dean Investment Associates, C.H. Dean, Inc., the parent of Dean Investment Associates (“C.H. Dean”) and the other subsidiaries of C.H. Dean. Mr. Laub also participates in the C.H. Dean Profit Sharing Plan (retirement plan) in the same manner as all other employees.

Paul Butler’s compensation paid by Newton generally is represented by salary, bonus and benefits from Newton’s phantom equity incentive program. He receives an industry competitive base salary. He may also receive an annual incentive cash bonus based on his performance as a portfolio manager, his contribution to the investment process and business development for Newton generally, and other relevant factors. Annual incentive cash bonuses are discretionary and are measured in one, three and five-year periods. In addition, Mr. Butler participates in a phantom equity incentive program, through which up to 12% of the value of Newton is granted as incentives to Newton’s valued personnel (including Mr. Butler) over rolling four year vesting periods. The benefits under the phantom equity plan are related directly to the financial performance of Newton.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 899-8343.